CONFIDENTIAL

                           LB-UBS COMMERCIAL MORTGAGE
                                 TRUST 2004-C1
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2004-C1

                         INITIAL MORTGAGE POOL BALANCE
                          APPROXIMATELY $1.42 BILLION

JANUARY 12, 2004



[UBS LOGO OMITTED]                                               LEHMAN BROTHERS

--------------------------------------------------------------------------------

THE INFORMATION CONTAINED HEREIN (THIS "INFORMATION") DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, AND IS SUBJECT TO AND SUPERCEDED IN ITS ENTIRETY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (COLLECTIVELY, THE "OFFERING DOCUMENT"). THIS INFORMATION DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION HEREIN REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY EXPRESS OR IMPLIED AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION, INCLUDING BUT NOT LIMITED TO, ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES AND ANY LIABILITY THEREFORE IS EXPRESSLY DISCLAIMED. THIS INFORMATION MAY NOT BE DELIVERED BY YOU TO ANY OTHER PERSON WITHOUT THE UNDERWRITERS' PRIOR WRITTEN CONSENT. THE UNDERWRITERS MAY FROM ANY TIME TO TIME PERFORM INVESTMENT BANKING SERVICES FOR OR SOLICIT INVESTMENT BANKING BUSINESS FROM ANY COMPANY NAMED IN THE INFORMATION HEREIN. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. THIS INFORMATION SUPERCEDES THE INFORMATION IN ANY PRIOR VERSIONS HEREOF OR OTHER RELATED TERM SHEETS AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEREOF AND BY THE OFFERING DOCUMENT. THIS MATERIAL IS CONFIDENTIAL AND MUST NOT BE COPIED OR DISSEMINATED TO ANY OTHER PARTIES WITHOUT THE UNDERWRITERS' PRIOR WRITTEN CONSENT. IN FURNISHING THIS INFORMATION, THE UNDERWRITERS UNDERTAKE NO OBLIGATION TO PROVIDE THE RECIPIENT WITH ACCESS TO ANY ADDITIONAL INFORMATION OR TO UPDATE THE INFORMATION OR TO CORRECT ANY INACCURACIES THEREIN WHICH MAY BECOME APPARENT.

--------------------------------------------------------------------------------
[UBS LOGO OMITTED]                                               LEHMAN BROTHERS

Table of Contents
--------------------------------------------------------------------------------


I.      Transaction Highlights

II.     Structural Highlights

III.    Collateral Pool Highlights

IV.     Significant Mortgage Loans

V.      Summary Points

VI.     Investor Reporting

VII.    Timeline






--------------------------------------------------------------------------------
[UBS LOGO OMITTED]                                               LEHMAN BROTHERS

--------------------------------------------------------------------------------
                                                          TRANSACTION HIGHLIGHTS

Transaction Highlights
--------------------------------------------------------------------------------
                                                          TRANSACTION HIGHLIGHTS


Initial Mortgage Pool Balance:               Approximately $1.42 billion

Public Certificates:                         Approximately $1.27 billion

Private Certificates(1):                     Approximately $155 million

Co-Lead Manager/Sole Book Runner:            Lehman Brothers Inc.

Co-Lead Manager:                             UBS Securities LLC

Rating Agencies:                             Standard & Poor's, a division of
                                             The McGraw-Hill Companies, Inc.
                                             ("S&P") and Moody's Investors
                                             Service, Inc. ("Moody's")

Trustee:                                     LaSalle Bank National Association

Fiscal Agent:                                ABN AMRO Bank N.V.

Master Servicer:                             Wachovia Bank, National Association

Special Servicer:                            Lennar Partners, Inc.





----------------------
1. Not offered hereby.
--------------------------------------------------------------------------------
[UBS LOGO OMITTED]                      1                        LEHMAN BROTHERS

Transaction Highlights
--------------------------------------------------------------------------------
                                                          TRANSACTION HIGHLIGHTS


Cut-Off Date:                        1/12/2004

Determination Date:                  11th day of each month or if such day is
                                     not a business day, then the following
                                     business day

Distribution Date:                   4th business day after the Determination
                                     Date of each month, commencing in 2/2004

Eligible for Underwriters'
Prohibited Transaction Exemption
for ERISA Purposes (Public
Certificates):                       Classes A-1, A-2, A-3, A-4, B, C and D

DTC (Public Certificates):           Classes A-1, A-2, A-3, A-4, B, C and D

Bloomberg:                           Cash flows will be modeled on Bloomberg

                                                                     Minimum
Denominations:                              Class                Denomination(1)
                                     -------------------         ---------------
                                     A-1, A-2, A-3, A-4,             $10,000
                                          B, C and D

Lehman Brothers CMBS Index:          All classes will be included in the Lehman
                                     Brothers CMBS Index



----------------------
1. Increments of $1 thereafter.
--------------------------------------------------------------------------------
[UBS LOGO OMITTED]                      2                        LEHMAN BROTHERS

--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS

Structural Highlights
--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS

CERTIFICATES


                              -----------------------
                                   Class A-1
                              -----------------------
                                   Class A-2
                              -----------------------
                                   Class A-3
                              -----------------------
Offered Certificates               Class A-4
                              -----------------------
                                   Class B                  Class X-CP (1)(2)
                              -----------------------
                                   Class C
                              -----------------------
                                   Class D
                              -----------------------
                                   Class E
                              -----------------------
                                   Class F
                              -----------------------
                                   Class G
                              -----------------------       Class X-CL (1)
                                   Class H
                              -----------------------
                                   Class J
                              -----------------------
     Private,                      Class K
144A Certificates             -----------------------
                                   Class L
                              -----------------------
                                   Class M
                              -----------------------
                                   Class N
                              -----------------------
                                   Class P
                              -----------------------
                                   Class Q
                              -----------------------
                                   Class S
                              -----------------------
                                   Class T
                              -----------------------
                                   Class X-ST(3)
                              -----------------------


----------------------
1. The Class X-CL and X-CP certificates have the rights to certain excess interest from the underlying mortgage loans. The Class X-CL and X-CP certificates will be privately placed and are not offered as part of the public offering.
2. Initial notional amount of Class X-CP through 1/2006 is as set forth herein. The Class X-CP notional balance will decrease thereafter until 1/2011 when the notional amount is reduced to zero.
3. Represents a fixed strip of mortgage interest rate from the pooled mortgage loan secured by the UBS Center - Stamford.

--------------------------------------------------------------------------------
[UBS LOGO OMITTED]                      3                        LEHMAN BROTHERS

Structural Highlights
--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS

BOND STRUCTURE

o   Sequential pay structure(1)
o Interest and principal are paid to senior classes before subordinate classes receive interest and principal(1)
o Credit enhancement for each class will be provided by the subordinate classes
o Losses are allocated in reverse sequential order starting with the non-rated principal balance class (Class T)

---------------------------------------------------------------------------------------------------------------------
           APPROXIMATE                        APPROXIMATE                         WTD. AVG.
          ORIGINAL FACE         RATINGS          CREDIT                             LIFE
CLASS       AMOUNT ($)       (S&P/MOODY'S)      SUPPORT         DESCRIPTION      (YEARS)(2)      PRINCIPAL WINDOW(2)
---------------------------------------------------------------------------------------------------------------------
A-1(3)     $160,000,000         AAA/Aaa         13.750%         Fixed Rate          3.45           2/2004 - 9/2008
---------------------------------------------------------------------------------------------------------------------
A-2(3)     $206,000,000         AAA/Aaa         13.750%         Fixed Rate          5.28           9/2008 - 10/2010
---------------------------------------------------------------------------------------------------------------------
A-3(3)     $113,000,000         AAA/Aaa         13.750%         Fixed Rate          8.48           10/2010 - 5/2013
---------------------------------------------------------------------------------------------------------------------
A-4(3)     $749,482,000         AAA/Aaa         13.750%        Fixed Rate(4)        9.83           5/2013 - 9/2015
---------------------------------------------------------------------------------------------------------------------
 B(3)       $12,462,000         AA+/Aa1         12.875%        Fixed Rate(4)       11.66           9/2015 - 10/2015
---------------------------------------------------------------------------------------------------------------------
 C(3)       $12,463,000         AA/Aa2          12.000%        Fixed Rate(4)       11.76           10/2015 - 3/2016
---------------------------------------------------------------------------------------------------------------------
 D(3)       $16,024,000         AA-/Aa3         10.875%        Fixed Rate(4)       12.59           3/2016 - 10/2016
---------------------------------------------------------------------------------------------------------------------
X-CL     $1,424,327,015(5)      AAA/Aaa           N/A          Variable IO(6)       8.74(7)       2/2004 - 10/2018(8)
---------------------------------------------------------------------------------------------------------------------
X-CP     $1,227,713,000(5)      AAA/Aaa           N/A          Variable IO(6)       5.73(7)       1/2006 - 1/2011(8)
---------------------------------------------------------------------------------------------------------------------
X-ST       $229,674,914(5)      AAA/Aaa           N/A           Fixed IO(9)        10.77(7)       2/2004 - 10/2016(8)
---------------------------------------------------------------------------------------------------------------------
  E         $21,365,000          A+/A1          9.375%         Fixed Rate(4)       12.70          10/2016 - 10/2016
---------------------------------------------------------------------------------------------------------------------
  F         $12,463,000          A/A2           8.500%         Fixed Rate(4)       12.70          10/2016 - 10/2016
---------------------------------------------------------------------------------------------------------------------
  G         $21,365,000          A-/A3          7.000%         Fixed Rate(4)       12.70          10/2016 - 10/2016
---------------------------------------------------------------------------------------------------------------------
  H         $24,925,000        BBB+/Baa1        5.250%            WAC(10)          12.70          10/2016 - 10/2016
---------------------------------------------------------------------------------------------------------------------
  J         $14,244,000        BBB/Baa2         4.250%            WAC(10)          12.70          10/2016 - 10/2016
---------------------------------------------------------------------------------------------------------------------
  K         $16,023,000        BBB-/Baa3        3.125%            WAC(10)          12.70          10/2016 - 10/2016
---------------------------------------------------------------------------------------------------------------------
  L          $7,122,000         BB+/Ba1         2.625%         Fixed Rate(4)       12.70          10/2016 - 10/2016
---------------------------------------------------------------------------------------------------------------------
  M          $5,341,000         BB/Ba2          2.250%         Fixed Rate(4)       12.70          10/2016 - 10/2016
---------------------------------------------------------------------------------------------------------------------
  N          $3,561,000         BB-/Ba3         2.000%         Fixed Rate(4)       12.70          10/2016 - 10/2016
---------------------------------------------------------------------------------------------------------------------
  P          $7,122,000          B+/NR          1.500%         Fixed Rate(4)       12.70          10/2016 - 10/2016
---------------------------------------------------------------------------------------------------------------------
  Q          $3,560,000          B/NR           1.250%         Fixed Rate(4)       12.70          10/2016 - 10/2016
---------------------------------------------------------------------------------------------------------------------
  S          $1,781,000          B-/NR          1.125%         Fixed Rate(4)       12.70          10/2016 - 10/2016
---------------------------------------------------------------------------------------------------------------------
  T         $16,024,015          NR/NR            N/A          Fixed Rate(4)       14.21          10/2016 - 10/2018
---------------------------------------------------------------------------------------------------------------------

-----------------------
1. Except that Class A-1,Class A-2, Class A-3, Class A-4, Class X-CL, Class X-CP, and Class X-ST receive interest on a pro-rata basis.
2. Calculated, assuming among other things, 0% CPR, no defaults or losses and that ARD loans mature and are paid in full on their respective anticipated repayment dates.
3.  Certificates offered as part of the public offering.
4. For any distribution date, if the weighted average of certain net interest rates on the underlying mortgage loans is less than a specified fixed rate for such class, then the pass-through rate for that class of certificates on that distribution date will equal such weighted average net interest rate.
5.  Represents the notional amount.
6. Class X-CL and X-CP certificates have rights to certain excess interest on all underlying mortgage loans.
7. Represents the weighted average life of each dollar reduction in notional amount.
8.  Represents period over which the notional amount will be reduced to zero.
9. Represents a fixed strip mortgage interest rate from the pooled mortgage loan secured by the UBS Center - Stamford.
10. Pass-through rate is a specified number of basis points (which will vary on a class-by-class basis among the H, J, and K classes) below the weighted average of certain net interest rates on the underlying mortgage loans.

--------------------------------------------------------------------------------
[UBS LOGO OMITTED]                      4                        LEHMAN BROTHERS

Structural Highlights
--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS

CALL PROTECTION

                                                                              STATISTICAL DATA(1)
-------------------------------------------------------------------------------------------------
Loans with Initial Lock-Out & Defeasance Thereafter                                94.3%(2)
-------------------------------------------------------------------------------------------------
Loans with Initial Lock-Out & Yield Maintenance Thereafter                        4.5%(2)(3)
-------------------------------------------------------------------------------------------------
Loans with Initial Lock-Out Followed by Defeasance & Fixed Penalty Thereafter       1.2%(2)
-------------------------------------------------------------------------------------------------
Weighted Average Remaining Lock-Out                                             109.0 months(4)
-------------------------------------------------------------------------------------------------
Weighted Average Open Period                                                      2.5 months
-------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
OPEN PREPAYMENT PERIOD                              PERCENT OF INITIAL MORTGAGE
   AT END OF LOAN             NUMBER OF LOANS              POOL BALANCE(1)
-------------------------------------------------------------------------------
        None                       36                           14.5%
-------------------------------------------------------------------------------
      1 Month                      25                           29.3%
-------------------------------------------------------------------------------
      2 Months                     11                            5.7%
-------------------------------------------------------------------------------
      3 Months                     28                           32.2%
-------------------------------------------------------------------------------
      6 Months                      3                           18.4%
-------------------------------------------------------------------------------
        Total:                    103                          100.0%
-------------------------------------------------------------------------------

--------------------------
1.  As of the Cut-Off Date.
2.  Percent of initial mortgage pool balance.
3. Includes the Southgate Mall mortgage loan (representing 1.0% of the initial mortgage pool balance) which is currently in its yield maintenance period.
4. Weighted Average Remaining Lock-Out represents loans within their Remaining Lock-Out or Lock-Out/Defeasance Periods.

--------------------------------------------------------------------------------
[UBS LOGO OMITTED]                      5                        LEHMAN BROTHERS

Structural Highlights
--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS

PREPAYMENT PREMIUMS(1)

------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT
 PREMIUM          1/2004   1/2005   1/2006    1/2007    1/2008    1/2009    1/2010    1/2011    1/2012    1/2013    1/2014    1/2015
------------------------------------------------------------------------------------------------------------------------------------
 LOCK-OUT/DEF.     99.0%    99.0%    99.1%     95.8%     94.5%     95.1%     95.1%     95.1%     95.2%     95.3%     98.5%     99.2%
------------------------------------------------------------------------------------------------------------------------------------
YIELD MAINT.(2)     1.0%     1.0%     0.9%      4.2%      4.3%      4.9%      4.9%      4.2%      4.2%      4.3%       -         -
------------------------------------------------------------------------------------------------------------------------------------
  SUB-TOTAL       100.0%   100.0%   100.0%    100.0%     98.8%    100.0%    100.0%     99.3%     99.4%     99.5%     98.5%     99.2%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
    >=5.0%          -         -        -         -         -         -         -        0.7%       -         -         -         -
------------------------------------------------------------------------------------------------------------------------------------
     4.0%           -         -        -         -         -         -         -         -        0.6%       -         -         -
------------------------------------------------------------------------------------------------------------------------------------
     3.0%           -         -        -         -         -         -         -         -         -        0.5%       -         -
------------------------------------------------------------------------------------------------------------------------------------
     2.0%           -         -        -         -         -         -         -         -         -         -        1.5%       -
------------------------------------------------------------------------------------------------------------------------------------
     1.0%           -         -        -         -        1.2%       -         -         -         -         -         -        0.8%
------------------------------------------------------------------------------------------------------------------------------------
     Open           -         -        -         -         -         -         -         -         -         -         -         -
------------------------------------------------------------------------------------------------------------------------------------
     Total        100.0%   100.0%   100.0%    100.0%    100.0%    100.0%    100.0%    100.0%    100.0%    100.0%    100.0%    100.0%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------
1. Represents percentage of then outstanding balance of mortgage loan pool as of the date shown assuming, among other things, no prepayments or defaults and that ARD loans mature and are paid in full on their respective anticipated repayment dates.
2. Includes the Southgate Mall mortgage loan (representing 1.0% of the initial mortgage pool balance) which is currently in its yield maintenance period.

--------------------------------------------------------------------------------
[UBS LOGO OMITTED]                      6                        LEHMAN BROTHERS

--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

POOL COMPOSITION

o The pool includes five mortgage loans (representing 44.3% of the initial mortgage pool balance) which S&P and Moody's have confirmed that, in the context of their inclusion in the securitization trust, have credit characteristics that are consistent with obligations rated investment grade (the "Investment Grade Loans").

o Two of the Investment Grade Loans (the GIC Office Portfolio loan and the MGM Tower loan) are split into A/B Note structures. The structures of these loans are outlined on the following pages.

o   Summary of the pool composition is as follows:

------------------------------------------------------------------------------------------------------
                                                     TOTAL PRINCIPAL BALANCE       PERCENT OF TOTAL
                             NUMBER OF LOANS            AS OF CUT-OFF DATE           MORTGAGE POOL
------------------------------------------------------------------------------------------------------
Investment Grade Loans              5                       $631,020,653                  44.3%
------------------------------------------------------------------------------------------------------
Conduit Loans                      98                        793,306,361                  55.7
------------------------------------------------------------------------------------------------------
TOTAL:                            103                     $1,424,327,015                 100.0%
------------------------------------------------------------------------------------------------------






--------------------------------------------------------------------------------
[UBS LOGO OMITTED]                      7                        LEHMAN BROTHERS

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

GIC OFFICE PORTFOLIO LOAN A/B NOTE STRUCTURE

o The GIC Office Portfolio A-1A Note (described below) and the MGM Tower A Note (described on the following page) were created by de-leveraging a larger loan balance utilizing the A/B Note structure which was developed in LBCMT 1999-C2:

                          A-1A        A-1B                                       AAA/AAA TO
                          NOTE        NOTE        A-2 NOTE     A-1A NOTE           AA-/A3         LB-UBS 2004-C1
                         ($200M)     ($150M)       ($350M)      ($200M)         CASHFLOWS (1)          TRUST
GIC OFFICE PORTFOLIO   -----------------------------------    -----------     ----------------    --------------
                                      B NOTE                     B NOTE          WHOLE LOAN
                                     ($125M)                    ($125M)

o The A-1A Note component retains control rights for the GIC Office Portfolio Loan.

o The A-1A Note holder receives monthly interest payments prior to the B Note holder receiving monthly interest payments.(2)

o The A-1A Note, A-1B Note, A-2 Note and B Note holders receive amortization pro rata and pari passu. In the event of default, the B Note holder receives no principal payments until the principal amount of the A Notes have been paid in full.

o The A-1B Note, A-2 Note, and B Note components will not be included in the LB-UBS 2004-C1 Trust. The B Note was originated by and will be held by an insurance company on a whole loan basis.

--------------------------
1. S&P and Moody's have indicated to the Depositor that the A Note proceeds are expected to contribute AAA/Aaa through AA-/A3 cash flows to the LB-UBS 2004-C1 Trust.
2. The A-1A Note holder receives monthly payments pro rata with the A-1B and A-2 Note holders. The A-1B and A-2 Notes for the GIC Office Portfolio loan will not be included in the LB-UBS 2004-C1 Trust.



--------------------------------------------------------------------------------
[UBS LOGO OMITTED]                      8                        LEHMAN BROTHERS

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

MGM TOWER LOAN A/B NOTE STRUCTURE

                               AAA/AAA TO
               A NOTE            AAA/AA2          LB-UBS 2004-C1
               ($130M)        CASHFLOWS (1)            TRUST
MGM TOWER     ---------     ----------------
               B NOTE          WHOLE LOAN
               ($90M)

o The A Note holder receives monthly interest payments prior to the B Note holder receiving monthly interest payments.

o The A Note and B Note holder receive amortization pro rata and pari passu. In the event of default, the B Note holder receives no principal payments until the principal amount of the A Note has been paid in full.

o The B Note was originated by and will be held by an insurance company on a whole loan basis. The B Note will not be included in the LB-UBS 2004-C1 Trust.





---------------------------
1. S&P and Moody's have indicated to the Depositor that the A Note proceeds are expected to contribute AAA/Aaa through AAA/Aa2 cash flows to the LB-UBS 2004-C1 Trust.

--------------------------------------------------------------------------------
[UBS LOGO OMITTED]                      9                        LEHMAN BROTHERS

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

o   The A Note(1) DSCR and LTV are set forth below:

--------------------------------------------------------------------------------
                              GIC OFFICE PORTFOLIO               MGM TOWER
--------------------------------------------------------------------------------
    DSCR(2)                           2.35x                        2.72x
--------------------------------------------------------------------------------
UW Net Cash Flow                   $106,766,455                 $21,801,053
--------------------------------------------------------------------------------
     LTV                              48.8%                         39.4%
--------------------------------------------------------------------------------
Appraised Value                   $1,435,450,000                $330,000,000
--------------------------------------------------------------------------------
Shadow Rating(3)                      AA-/A3                      AAA/Aa2
--------------------------------------------------------------------------------

o   The combined A Note(1) and B Note(4) DSCR and LTV are set forth below:

--------------------------------------------------------------------------------
                               GIC OFFICE PORTFOLIO               MGM TOWER
--------------------------------------------------------------------------------
    DSCR(5)                            1.92x                        1.38x
--------------------------------------------------------------------------------
UW Net Cash Flow                   $106,766,455                  $21,801,053
--------------------------------------------------------------------------------
     LTV                                57.5%                       66.7%
--------------------------------------------------------------------------------
Appraised Value                    $1,435,450,000               $330,000,000
--------------------------------------------------------------------------------


---------------------------

1. In the case of the GIC Office Portfolio loan, a loan amount that includes the A-1A Note, A-1B Note and A-2 Note components (combined balance of $700 million). The A-1B Note and A-2 Note components of the GIC Office Portfolio loan will not be included in the LB-UBS 2004-C1 Trust.
2. Based on underwritten net cash flow, and in the case of the GIC Office Portfolio loan, average debt constant beginning in year six. In the case of MGM Tower, based on average debt constant beginning with the 2/2004 payment.
3. S&P and Moody's have each confirmed to the Depositor that the respective ratings in this row reflect an assessment by such rating agency that, in the context of the subject mortgage loan's inclusion in the securitization trust, its credit characteristics are consistent with obligations that are so rated.
4. The B Notes for the GIC Office Portfolio loan and the MGM Tower loan will not be included in the LB-UBS 2004-C1 Trust.
5. Based on underwritten net cash flow, and in the case of the GIC Office Portfolio loan, average debt constant beginning in year six. In the case of MGM Tower, based on actual debt constant beginning with the 2/2004 payment.

--------------------------------------------------------------------------------
[UBS LOGO OMITTED]                      10                       LEHMAN BROTHERS

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS


MORTGAGE LOAN SELLERS

o Sponsors of properties securing loans in the LB-UBS 2004-C1 transaction include the following:

    -   Westfield America, Inc.

    -   Prime Plus Investments, Inc. / GIC Real Estate Pte Ltd(1)

    -   JMB Realty Corporation

    -   Broadway Real Estate Partners LLC / Lehman Brothers Inc.

    -   Washington State Investment Board / Hometown Communities LP

    -   Rubin Schron & Abraham Fructhandler

o   Conduit Origination Program

    - Underwritten NCF on conduit loans either verified subject to a variance of 2.5% or, in select cases, re-underwritten by third party service providers (i.e., by a "Big Four" accounting firm).

    - Sponsor/principal due diligence performed for all loans using a combination of either Lexis/Nexis, bank references, Equifax, TRW reports, litigation searches or other types of credit history and background checks.

    - Appraisals are prepared in accordance with USPAP standards by approved vendors and substantially all are prepared in accordance with FIRREA.

    -   Substantially all borrowers are single asset entities.

    -   Non-consolidation opinions

        o Delivered for substantially all loans with principal balances greater than $15 million

    - Cash management systems affecting approximately 97.7% of the initial mortgage pool balance

        o   Hard lockbox - 60.6% of the initial mortgage pool balance(2)

        o   Springing lockbox - 37.1% of the initial mortgage pool balance


--------------------------
1.  Wholly owned by the Government of Singapore.
2. Includes hard lockboxes under lender control that are subject to daily or weekly sweeps to accounts controlled by the borrower unless there is the occurrence of certain trigger events and certain multifamily properties where the property manager or other party is required to deposit rents, or a majority of the rents, into a hard lockbox under lender control.


--------------------------------------------------------------------------------
[UBS LOGO OMITTED]                      11                       LEHMAN BROTHERS

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

FUNDED ESCROWS

--------------------------------------------------------------------------------
ESCROW TYPE(1)                            PERCENT OF POOL WITH FUNDED ESCROWS(2)
--------------------------------------------------------------------------------
Replacement Reserves                                        96.5%
--------------------------------------------------------------------------------
Tax Reserves(3)                                             98.3%
--------------------------------------------------------------------------------
Insurance Reserves(4)                                       95.4%
--------------------------------------------------------------------------------
TI & LC (Industrial)                                       100.0%
--------------------------------------------------------------------------------
TI & LC (Office)                                           100.0%
--------------------------------------------------------------------------------
TI & LC (Retail)                                            91.4%
--------------------------------------------------------------------------------









------------------------
1. Escrows are generally in the form of either up-front reserves, periodic cash deposits or letters of credit.
2.  As of the Cut-Off Date; excludes the Investment Grade Loans.
3. In some instances where there are no tax escrows, certain creditworthy tenants are permitted to pay taxes directly and are deemed to have escrows.
4. In some instances where there are no insurance escrows, certain creditworthy tenants are permitted to maintain insurance or self-insure and are deemed to have escrows.


--------------------------------------------------------------------------------
[UBS LOGO OMITTED]                      12                       LEHMAN BROTHERS

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS


--------------------------------------------------------------------------------
               GENERAL POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------
Size of Pool                                                      $1,424,327,015
--------------------------------------------------------------------------------
Contributor of Collateral                                          Lehman: 60.2%
                                                                      UBS: 39.8%
--------------------------------------------------------------------------------
Number of Loans                                                              103
--------------------------------------------------------------------------------
Gross Weighted Average Coupon                                             5.671%
--------------------------------------------------------------------------------
Weighted Average Original Term to Maturity(1)                         118 Months
--------------------------------------------------------------------------------
Weighted Average Remaining Term to Maturity(1)                        115 Months
--------------------------------------------------------------------------------
Average Balance                                                      $13,828,418
--------------------------------------------------------------------------------
Average Conduit Balance (excluding the Investment Grade Loans)        $8,094,963
--------------------------------------------------------------------------------
Largest Loan                                                        $229,674,914
--------------------------------------------------------------------------------
Largest Conduit Loan                                                 $60,000,000
--------------------------------------------------------------------------------
WA U/W DSCR(2)(3)                                                          1.62x
--------------------------------------------------------------------------------
WA LTV(2)(3)                                                               68.5%
--------------------------------------------------------------------------------
WA LTV at Maturity/ARD(1)(2)(3)(4)                                         56.4%
--------------------------------------------------------------------------------
Geographic Diversity                                            28 States & D.C.
--------------------------------------------------------------------------------
Balloon and/or ARD Loans(5)                                                99.0%
--------------------------------------------------------------------------------
Fully Amortizing Loans                                                      1.0%
--------------------------------------------------------------------------------



---------------------------
1. Assumes ARD loans mature and are paid in full on their respective anticipated repayment dates.
2.  Credit characteristics excluding the Investment Grade Loans are as follows:
    WA U/W DSCR: 1.40x; WA LTV: 73.9%; WA LTV at Maturity/ARD: 63.9%.
3. Includes the UBS Center - Stamford loan, which was underwritten to a 1.00x DSCR and an 87.7% LTV, based on the NNN lease currently in place with UBS AG (rated AA+/Aa2 by S&P/Moody's, respectively).
4.  Includes Fully Amortizing loans.
5.  Includes Interest Only loans.

--------------------------------------------------------------------------------
[UBS LOGO OMITTED]                      13                       LEHMAN BROTHERS

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

PROPERTY TYPE

o Heavily concentrated in Investment Grade Loans and the following asset classes:

    - Office, Regional Mall, Anchored Retail, Industrial/Warehouse and Multifamily(1) properties comprise 94.2% of the initial mortgage pool balance.

    - Investment Grade Loans comprise 44.3% of the initial mortgage pool balance.

--------------------------------------------------------------------------------
                                PROPERTY TYPE(2)
--------------------------------------------------------------------------------
                               [GRAPHIC OMITTED]

Office                     54.8%           (71.7% Investment Grade)
Anchored Retail            18.3%
Multifamily(1)              9.2%
Regional Mall               6.4%           (78.8% Investment Grade)
Industrial/Warehouse        5.6%
Unanchored Retail           5.2%
Self Storage                0.6%


-------------------------
1. Multifamily component includes mobile home park properties representing 3.1% of the aggregate pool.
2.  Percentages based on allocated loan amount per property.

--------------------------------------------------------------------------------
[UBS LOGO OMITTED]                      14                       LEHMAN BROTHERS

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

GEOGRAPHIC DIVERSITY

o The loans are secured by properties located in 28 states and the District of Columbia.

o Only two states represent more than 15.0% (by principal balance) of the Mortgaged Properties (California 17.2% and Connecticut 17.1%).

    - 100.0% (by principal balance) of the properties in Connecticut secure mortgage loans that have credit characteristics consistent with obligations rated investment grade by S&P and Moody's.

    - 63.3% (by principal balance) of the properties in California secure mortgage loans that have credit characteristics consistent with obligations rated investment grade by S&P and Moody's.

--------------------------------------------------------------------------------
                             STATE DISTRIBUTION (1)
--------------------------------------------------------------------------------
                               [GRAPHIC OMITTED]

OTHER(1)            27.0%
CA                  17.2%            (63.3% Investment Grade)
CT                  17.1%            (100.0% Investment Grade)
IL                  11.5%            (98.3% Investment Grade)
TX                  9.8%
PA                  6.6%             (19.6% Investment Grade)
NJ                  4.4%
NY                  3.3%             (38.2% Investment Grade)
OH                  3.1%


----------------------
1. No other state represents more than 2.9% of the initial mortgage pool balance.

--------------------------------------------------------------------------------
[UBS LOGO OMITTED]                      15                       LEHMAN BROTHERS

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

CUT-OFF DATE LOAN SIZE DIVERSITY

u   103 mortgage loans

u   Average loan size: $13,828,418 ($8,094,963 excluding the Investment Grade
    Loans)

u The largest loan comprises 16.1% of the initial mortgage pool balance (4.2% excluding the Investment Grade Loans)

                       CUT-OFF DATE LOAN SIZE DISTRIBUTION

                               [GRAPHIC OMITTED]

% OF POOL           13.2%           16.8%        19.3%          11.5%         9.1%              30.2%
$ MILLIONS      less than $6      $6 - $14     $14 - $40      $40 - $60    $60 - $150     greater than $150
# OF LOANS           59              25            13             3             1                 2




--------------------------------------------------------------------------------
[UBS LOGO OMITTED]                      16                       LEHMAN BROTHERS

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

UNDERWRITTEN DEBT SERVICE COVERAGE RATIO

o   Weighted average underwritten debt service coverage ratio of 1.62x(1).


--------------------------------------------------------------------------------
                    UNDERWRITTEN DEBT SERVICE COVERAGE RATIO
--------------------------------------------------------------------------------
    PROPERTY TYPE        PERCENT OF POOL       WA DSCR          MIN-MAX DSCR
--------------------------------------------------------------------------------
OFFICE                        54.4%            1.76x(1)       1.00x(1) - 2.72x
RETAIL                        30.2             1.51               1.20 - 2.19
   Regional Mall               6.4             1.97               1.65 - 2.19
   Anchored Retail            18.3             1.38               1.20 - 1.65
   Unanchored Retail           5.6             1.42               1.22 - 1.87
MULTIFAMILY(2)                 9.2             1.37               1.24 - 1.62
INDUSTRIAL/WAREHOUSE           5.6             1.32               1.27 - 1.52
SELF STORAGE                   0.6             1.48               1.38 - 1.91
--------------------------------------------------------------------------------
   TOTAL:                    100.0%            1.62x(1)       1.00x(1) - 2.72x
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

% OF POOL            16.1%               16.7%              13.1%               15.5%
DSCR           less than 1.20x(1)    1.20x - 1.29x      1.30x - 1.39x       1.40x - 1.49x
# OF LOANS             1                  23                  30                  29

% OF POOL             2.9%                6.8%               0.6%                      28.3%
DSCR             1.50x - 1.59x       1.60x - 1.79x      1.80x - 1.89x       greater than or equals to 1.90x
# OF LOANS             8                   6                  1                          5

------------------------
1. Includes the UBS Center - Stamford loan, which was underwritten to a 1.00x DSCR and an 87.7% LTV, based on the NNN lease currently in place with UBS AG (rated AA+/Aa2 by S&P/Moody's, respectively).
2. Multifamily component includes mobile home park properties representing 3.1% of the aggregate pool.

--------------------------------------------------------------------------------
[UBS LOGO OMITTED]                      17                       LEHMAN BROTHERS

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

CUT-OFF DATE LOAN TO VALUE RATIO

o   Weighted average loan to value of 68.5%(1).

o   Weighted average loan to value at maturity or ARD(2) of 56.4%(1)(3).

--------------------------------------------------------------------------------
                        CUT-OFF DATE LOAN TO VALUE RATIO
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

% OF POOL         25.5%               0.7%           6.1%            4.7%            20.7%          26.1%              16.1%
LTV         less than 50.0%      50.1% - 60.0%   60.1% - 65.0%   65.1% - 70.0%   70.1% - 75.0%  75.1% - 80.0%  greater than 80.0%(1)
# OF LOANS          5                  2              7               19              27              42                 1



---------------------------

1. Includes the UBS Center - Stamford loan, which was underwritten to a 1.00x DSCR and an 87.7% LTV, based on the NNN lease currently in place with UBS AG (rated AA+/Aa2 by S&P/Moody's, respectively).
2.  Assumes ARD loans are paid in full on their anticipated repayment dates.
3.  Includes Fully Amortizing loans.

--------------------------------------------------------------------------------
[UBS LOGO OMITTED]                      18                       LEHMAN BROTHERS

--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

INVESTMENT GRADE LOANS

------------------------------------------------------------------------------------------------------------------------------------
                                                     INVESTMENT GRADE LOANS
------------------------------------------------------------------------------------------------------------------------------------
                                                                            PERCENT OF
                                                         CUT-OFF DATE    INITIAL MORTGAGE     U/W
                NAME                    PROPERTY TYPE      BALANCE         POOL BALANCE      DSCR(1)      LTV(2)     S&P/MOODY'S(3)
------------------------------------------------------------------------------------------------------------------------------------
UBS Center - Stamford                       Office       $229,674,914         16.1%         1.00x(4)     87.7%(4)        A-/A3
------------------------------------------------------------------------------------------------------------------------------------
GIC Office Portfolio (A-1A Note)(5)(6)      Office        200,000,000         14.0            2.35         48.8         AA-/A3
------------------------------------------------------------------------------------------------------------------------------------
MGM Tower (A Note)(7)                       Office        130,000,000          9.1            2.72         39.4         AAA/Aa2
------------------------------------------------------------------------------------------------------------------------------------
Louis Joliet Mall                       Regional Mall      56,933,200          4.0            2.02         61.5        BBB+/Baa3
------------------------------------------------------------------------------------------------------------------------------------
Southgate Mall                          Regional Mall      14,412,539          1.0            2.19         31.8         AAA/Aa1
------------------------------------------------------------------------------------------------------------------------------------
TOTALS/WEIGHTED AVERAGE:                      --         $631,020,653         44.3%         1.90x(4)     61.8%(4)         --
------------------------------------------------------------------------------------------------------------------------------------

--------------------------
1. Calculated based on underwritten net cash flow and actual debt service constant and, in the case of the GIC Office Portfolio loan, an average debt service constant beginning in year six and assuming a loan amount that includes the A-1A Note component and the non-trust A-1B Note and A-2 Note components (combined balance of $700,000,000). In the case of the MGM Tower Loan, based on an average debt service constant beginning with 2/2004 payment and calculated assuming a loan amount that includes the A Note only.
2. Calculated based on Cut-Off Date Balance and the related appraised value and, in the case of the GIC Office Portfolio loan, assuming a loan amount that includes the A-1A component and the non-trust A-1B Note and A-2 Note components (combined balance of $700,000,000). In the case of the MGM Tower Loan, calculated assuming a loan amount that includes the A Note only.
3. S&P and Moody's have confirmed to us that the ratings in this column reflect an assessment by each rating agency that, in the context of the subject mortgage loan's inclusion in the securitization trust, its credit characteristics are consistent with the obligations that are so rated.
4. The UBS Center - Stamford loan was underwritten to a 1.00x DSCR and an 87.7% LTV, based on the NNN lease currently in place with UBS AG (rated AA+/Aa2 by S&P/Moody's, respectively).
5. The GIC Office Portfolio loan is secured by twelve cross-collateralized office properties: AT&T Corporate Center, USG Building, One Bush Plaza, Greenwich American Center, 520 Pike Tower, CitySpire Center, 595 Market, One Bala Plaza, Two Bala Plaza, Three Bala Plaza, Plaza East, and 40 Broad Street.
6. Represents the $200,000,000 A-1A Note component of an $825,000,000 whole loan secured by the GIC Office Portfolio.
7. Represents the $130,000,000 A Note component of a $220,000,000 whole loan secured by the MGM Tower.

--------------------------------------------------------------------------------
[UBS LOGO OMITTED]                      19                       LEHMAN BROTHERS

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

UBS CENTER - STAMFORD

Cut-Off Date Balance:             $229,674,914

Interest Rate:                    6.000%

Maturity Date:                    10/11/2016

Term to Maturity:                 12 years and 9 months

Amortization:                     23 years and 9 months

Sponsor:                          TBD

Property:                         Three Class A office buildings comprised of
                                  682,327 square feet

Location:                         Stamford, Connecticut

Year Built:                       1997; expanded in 2001

Occupancy(1):                     100.0%

Major Tenants:                    UBS AG occupies 100% of the building with a
                                  lease end date of 12/1/2017(2). UBS AG is rated AA+/Aa2 by S&P/Moody's, respectively.

---------------------------
1.  As of 12/1/2003.
2.  There is a free rent period during the last 14 months of the lease term.

--------------------------------------------------------------------------------
[UBS LOGO OMITTED]                      20                       LEHMAN BROTHERS

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

UBS CENTER - STAMFORD (CONT.)

Appraised Value(1):                $262,000,000

LTV(1)(2):                         87.7%

U/W DSCR(2)(3):                    1.00x

Reserves:                          The property is 100% leased to UBS AG on a
                                   NNN basis through 12/1/2017.

Lockbox:                           Hard

Prepayment/Defeasance:             Defeasance beginning four years after
                                   securitization. Prepayment without penalty permitted one month prior to Maturity Date.

---------------------------
1.  Based on appraisal dated as of 11/1/2003.
2.  As of the Cut-Off Date.
3. Calculated based on underwritten net cash flow of $18,161,031 and actual debt constant of 7.907%.


--------------------------------------------------------------------------------
[UBS LOGO OMITTED]                      21                       LEHMAN BROTHERS

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

GIC OFFICE PORTFOLIO(1)

Cut-Off Date Balance (A-1A Note):  $200,000,000

Interest Rate:                     5.24679%

Maturity Date:                     1/8/2014

Term to Maturity:                  10 Years

Amortization:                      Interest Only for the first 5 years, 30-year
                                   amortization schedule thereafter

Sponsor(2):                        Prime Plus Investments, Inc.

Properties:                        Twelve cross-collateralized, predominantly
                                   Class A office buildings with an aggregate of 6,389,871 net rentable square feet: AT&T
                                   Corporate Center (1,547,337 square feet); USG
                                   Building (928,141 square feet); One Bala
                                   Plaza (365,282 square feet); Two Bala Plaza
                                   (358,669 square feet); Three Bala Plaza
                                   (373,745 square feet); 520 Pike Tower
                                   (376,295 square feet); CitySpire Center
                                   (342,811 square feet); One Bush Plaza
                                   (327,254 square feet); Greenwich American
                                   Center (595,648 square feet); Plaza East
                                   (473,597 square feet); 40 Broad Street
                                   (284,183 square feet); and 595 Market Street
                                   (416,909 square feet).

Locations:                         Chicago, IL (AT&T Corporate Center, USG
                                   Building); Bala Cynwyd, PA (One Bala Plaza,
                                   Two Bala Plaza, Three Bala Plaza); Seattle,
                                   WA (520 Pike Tower); New York, NY (CitySpire
                                   Center, 40 Broad Street); San Francisco, CA
                                   (One Bush Plaza, 595 Market Street);
                                   Greenwich, CT (Greenwich American Center);
                                   Milwaukee, WI (Plaza East)

Years Built:                       1989 (AT&T Corporate Center); 1992 (USG
                                   Building); 1967 (One Bala Plaza); 1969 (Two
                                   Bala Plaza); 1982 (Three Bala Plaza); 1983
                                   (520 Pike Tower); 1987 (CitySpire Center);
                                   1959 (One Bush Plaza); 1970 (Greenwich
                                   American Center); 1982, 1984 (Plaza East);
                                   1984 (40 Broad Street); and 1979 (595 Market
                                   Street)

-------------------------
1. The GIC Office Portfolio loan is secured by an $825,000,000 first mortgage on twelve cross-collateralized office buildings. The loan has been bifurcated into a $700,000,000 A Note and a $125,000,000 B Note. The $700,000,000 A Note was further bifurcated into two pari passu components comprised of an A-1 Note component ($350,000,000) and an A-2 Note component ($350,000,000). Lehman has split the A-1 Note component into an A-1A Note component ($200,000,000) and an A-1B Note component ($150,000,000). The A-1B Note, A-2 Note, and B Note components will not be included in the LB-UBS 2004-C1 Trust.
2. Wholly owned by GIC Real Estate Pte Ltd, the real estate investment arm of the Government of Singapore Investment Corporation Pte Ltd, which is wholly owned by the Government of Singapore (rated AAA/Aaa by S&P/Moody's, respectively).

--------------------------------------------------------------------------------
[UBS LOGO OMITTED]                      22                       LEHMAN BROTHERS

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

GIC OFFICE PORTFOLIO (CONT.)

Occupancy(1):                      93.0%

Major Tenants:                     Approximately 40% of aggregate base rent is
                                   derived from investment grade tenants.

                                                                                Approx. % of                         Ratings
                                   Tenant(2)                   Square Feet(2)   Base Rent(2)    Lease End Date    S&P/Moody's(3)
                                   ---------                   --------------   -------------   --------------    --------------
                                   AT&T Communications            845,744          11.0%         3/31/2009(4)        BBB/Baa2
                                   USG(5)                         263,290           6.3%          6/30/2007           NR/NR
                                   William Blair                  355,210           5.3%         7/31/2011(4)         NR/NR
                                   JP Morgan Chase                215,530           4.6%        12/31/2005(4)         A+/A1
                                   McDermott, Will & Emery        237,321           4.4%         4/30/2017(4)         NR/NR
                                   Credit Suisse First Boston     154,900           3.3%          9/30/2013          AA-/NR
                                   AT Kearney                     157,792           2.5%          8/31/2007          BBB/Baa3

Appraised Value(6):                $1,435,450,000

LTV(6)(7):                         48.8%

U/W DSCR(7)(8):                    2.35x

Reserves:                          On-going for taxes and insurance. Upfront
                                   rollover reserves for certain tenants and upfront repair reserves for certain properties. Rollover reserves triggered upon event of non-renewal of specified tenant leases.


-------------------------------
1.  Weighted average occupancy, based on allocated loan amount, as of 12/1/2003.
2.  Based on aggregate tenancy in the portfolio.
3. Credit ratings may reflect the rating of the parent company if tenant company is not rated.
4. Expiration for AT&T Communications includes 135,164 square feet expiring between 10/31/2004 and 6/30/2007; William Blair includes 94,925 square feet expiring between 12/31/2005 and 3/31/2009; JP Morgan Chase includes 90,473 square feet expiring between 8/31/2008 and 10/31/2012; McDermott, Will & Emery includes 1,850 square feet expiring 5/31/2004.
5. USG filed Chapter 11 bankruptcy proceedings in 6/2001. A rollover reserve of $11.85 million has been funded for re-leasing space in the event the USG lease is not affirmed under bankruptcy reorganization proceedings.
6.  Based on appraisals as of 12/31/2003.
7. As of the Cut-Off Date and based on a loan amount of $700 million that includes the A-1A Note component and the non-trust A-1 B Note and A-2 Note components.
8. Based on underwritten net cash flow of $106,766,455 and average debt constant beginning in year six of approximately 6.482% on a loan amount of $700 million that includes the A-1A Note component and the non-trust A-1B Note and A-2 Note components.

--------------------------------------------------------------------------------
[UBS LOGO OMITTED]                      23                       LEHMAN BROTHERS

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS


GIC OFFICE PORTFOLIO (CONT.)

Lockbox:                      Hard

Prepayment/Defeasance(1):     Defeasance beginning two years after all A Note
                              components have been securitized. Prepayment without penalty permitted six months prior to Maturity Date.

B Note(2):                    $125,000,000 subordinated B Note is held by an
                              insurance company. In an event of default, the B
                              Note does not receive principal payments until the A Notes have been repaid in full.

Mezzanine Debt(2):            $75,000,000 mezzanine loan from an insurance
                              company is co-terminus with the first mortgage and is subject to an intercreditor agreement which complies with rating agency guidelines.

-----------------------------
1. One or more individual properties (except the AT&T Corporate Center and the USG Building) may be released through a partial defeasance of the loan based on 125% of the property's allocated loan amount. In addition, property substitutions (except for AT&T Corporate Center and USG Building) are permitted provided rating agency approval is obtained, no fewer than eight properties secure the loan, and all other necessary conditions specified in the loan documents are met.
2.  The B Note and Mezzanine Debt will not be included in the LB-UBS 2004-C1
    Trust.


--------------------------------------------------------------------------------
[UBS LOGO OMITTED]                      24                       LEHMAN BROTHERS

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

MGM TOWER

Cut-Off Date Balance (A Note):     $130,000,000

Interest Rate:                     4.650%

Maturity Date:                     5/11/2013

Original Term to Maturity:         10 Years

Amortization(1):                   28 Years

Sponsor:                           JMB Realty Corporation

Property:                          35-story Class A office building with 776,801
                                   square feet of net rentable area and seven-level parking structure with 2,311 spaces.

Location:                          Century City (Los Angeles), California

Year Built:                        2003

Occupancy(2):                      76.7%

                                                                                   Approx. % of                        Ratings
Major Tenants:                     Tenant                            Square Feet     Base Rent     Lease End Date   S&P/Moody's(3)
                                   ------                            -----------   ------------    --------------   --------------
                                   MGM                                 341,633         54.4%         5/31/2018(4)       NR/NR
                                   International Lease Finance
                                      Corporation                      127,520         27.5%         8/27/2015          AA-/A1
                                   Christensen, Miller, Fink,
                                      Jacobs, Glaser, Weil &
                                      Shapiro, LLP                      65,007         10.0%         7/31/2018          NR/NR
                                   Pillsbury Winthrop LLP               21,669          3.0%         12/14/2010         NR/NR

------------------------
1.  Interest only through 1/11/2004 payment.
2.  As of 12/18/2003.
3. Credit ratings may reflect the rating of the parent if tenant company is not rated.
4. Tenant has a one-time termination right at the beginning of the 11th year of the lease, subject to 18 months notice and payment of a termination fee in amount equal to two years rent.

--------------------------------------------------------------------------------
[UBS LOGO OMITTED]                      25                       LEHMAN BROTHERS

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

MGM TOWER (CONT.)

Appraised Value(1):               $330,000,000

LTV (A Note)(1)(2):               39.4%

U/W DSCR (A Note)(2)(3):          2.72x

Reserves:                         On-going for taxes. Insurance escrow required
                                  if the Property is not covered under blanket policy of Sponsor. Springing replacement and TI/LC reserves. Upfront lease-up reserve of $12.2 million (based on approximately $60 per square foot of current vacant space).

Lockbox:                          Hard

Prepayment/Defeasance:            Defeasance beginning two years after
                                  securitization. Prepayment without penalty permitted three months prior to Maturity Date.

Letter of Credit:                 $19,500,000 Letter of Credit supporting MGM's
                                  lease obligations.

B Note(4):                        $90,000,000 subordinated B Note is held by an
                                  insurance company. In an event of default, the B Note holder does not receive principal payments until the principal amount of the A
                                  Note has been repaid in full.

------------------------------
1.  Based on appraisal as of 6/1/2003.
2.  As of the Cut-Off Date.
3. Calculated based on underwritten net cash flow of $21,801,053 and average debt constant beginning with the 2/2004 payment of approximately 6.165%.
4.  The B Note will not be included in the LB-UBS 2004-C1 Trust.

--------------------------------------------------------------------------------
[UBS LOGO OMITTED]                      26                       LEHMAN BROTHERS

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

LOUIS JOLIET MALL

Cut-Off Date Balance:              $56,933,200

Interest Rate:                     4.575%

Maturity Date:                     12/11/2008

Term to Maturity:                  5 Years

Amortization:                      30 Years

Sponsor:                           Westfield America, Inc.

Property:                          Regional mall with 938,522 square feet(1) of
                                   gross leasable area

Location:                          Joliet, Illinois

Year Built:                        1978; renovated 2000

In-Line Sales/SF(2):               $341

2002 In-Line Cost of Occupancy:    13.0%

Anchors(3):                        Sears (213,412 square feet; credit rating of
                                   BBB/Baa1), JCPenney (151,556 square feet;
                                   credit rating of BB+/Ba3), Carson Pirie Scott
                                   (128,000 square feet), Marshall Fields
                                   (123,500 square feet; credit rating of A+/A2)

Anchor Sales(4):                   Sears ($26.2 million), JCPenney ($25.1
                                   million), Carson Pirie Scott ($17.1 million),
                                   Marshall Fields ($19.0 million) Significant
                                   Mortgage Loans

---------------------------
1.  Collateral consists of 279,091 square feet.
2.  In-line sales are based on the year ending 6/2003.
3. Credit ratings for anchors are by S&P and Moody's, respectively, and reflect the rating of the tenant or guarantor under the lease or REA. None of the anchors are part of the collateral.
4. Anchor sales are estimates as reported by the Borrower for the year ending 12/2002. All of the anchors own their pads and improvements and are not part of the collateral.

--------------------------------------------------------------------------------
[UBS LOGO OMITTED]                      27                       LEHMAN BROTHERS

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

LOUIS JOLIET MALL (CONT.)

Top Five In-Line Tenants:          Tenant                Square Feet   Lease End Date
                                   ------                -----------   --------------
                                   New York & Company       13,431         1/31/2005
                                   Waldenbooks               8,776          4/1/2005
                                   Express                   8,705         1/31/2008
                                   Sam Goody                 8,500        12/31/2011
                                   Charlotte Russe           7,362         1/31/2012

Overall Occupancy(1):              97.4%

Appraised Value(2):                $92,500,000

LTV(2)(3):                         61.5%

U/W DSCR(3)(4):                    2.02x

Reserves:                          Westfield America, Inc. guarantees payment of
                                   real estate taxes, insurance premiums and $1.20 psf per annum for TI/LC's and CapEx. In the event the DSCR falls below 1.10x based on a 9.25% constant, borrower must make ongoing deposits for real estate taxes and insurance premiums and $1.20 psf per annum for TI/LC's and CapEx.

Lockbox:                           Hard

Prepayment/Defeasance:             Defeasance beginning two years after
                                   securitization. Prepayment without penalty permitted six months prior to Maturity Date.

Additional Collateral:             Westfield America, Inc. is providing a letter
                                   of credit of $1,643,497 as additional
                                   collateral.




----------------------------
1. The occupancy percentage is based on the 2003/2004 underwritten occupancy. Current overall occupancy is 96.2% and in-line occupancy is 86.6%.
2.  Based on appraisal dated as of 10/31/2003.
3.  As of the Cut-Off Date.
4. Calculated based on the 2003/2004 underwritten net cash flow of $7,069,560 and actual debt constant of 6.134%.


--------------------------------------------------------------------------------
[UBS LOGO OMITTED]                      28                       LEHMAN BROTHERS

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

SOUTHGATE MALL

Cut-Off Date Balance:               $14,412,539

Interest Rate:                      7.250%

Maturity Date:                      1/1/2016

Original Term to Maturity:          20 years

Remaining Term to Maturity:         12 years

Amortization:                       Fully Amortizing

Sponsor:                            The Lambros Agency and Leonard & Bonnie
                                    Hamilton

Property:                           Regional mall with 472,628 square feet(1) of
                                    gross leasable area

Location:                           Missoula, Montana

Year Built:                         1978; renovated in 1997

In-Line Sales/SF (2):               $239

2002 In-Line Cost of Occupancy(3):  12.3%

Anchors(4):                         Dillard's (76,873 square feet; credit rating
                                    of B2/Ba3), JCPenney (65,660 square feet;
                                    credit rating of BB+/Ba3), Sears (59,607 square feet; credit rating of BBB/Baa1), Herberger's (45,166 square feet)

Anchor Sales(5):                    Dillard's (N/A), JCPenney (N/A), Sears
                                    (N/A), Herberger's ($4.9 million)

---------------------------
1.  Collateral consists of 270,488 square feet.
2.  In-line sales are based on the year ending 12/2002.
3.  Estimated based on rents in place, 2002 recoveries and 2002 sales.
4. Credit ratings for anchors are by S&P and Moody's, respectively, and may reflect the rating of the tenant or a guarantor under the lease or REA. Dillard's, JCPenney, and Sears are not part of the collateral.
5. Sales for Herberger's are based on the year ending 12/2002. Dillard's, JCPenney and Sears own their pad and improvements and are not part of the collateral and do not report sales. The two Herberger's spaces totaling 45,166 square feet are part of the collateral.


--------------------------------------------------------------------------------
[UBS LOGO OMITTED]                      29                       LEHMAN BROTHERS

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

SOUTHGATE MALL (CONT.)

Top Five In-Line Tenants:   Tenant                       Square Feet    Lease End Date
                            ------                       -----------    --------------
                            Arriba Fresh Mexican Grill      7,945          7/31/2012
                            American Eagle                  6,403          1/31/2011
                            Eddie Bauer                     6,098          1/31/2006
                            Express                         5,847          8/31/2006
                            Maurice's                       5,764          1/31/2009

Overall Occupancy(1):       98.7%

Appraised Value(2):         $45,300,000

LTV(2)(3):                  31.8%

U/W DSCR(3)(4):             2.19x

Reserves:                   None

Lockbox:                    None

Prepayment/Defeasance:      Greater of yield maintenance ("YM") or 1% of the
                            current balance on or before 11/9/2010. Thereafter, the fee shall be the lesser of YM or 5% of the current balance on or before 11/9/2011, YM or 4% of the current balance on or before 11/9/2012, YM or 3% of the current balance on or before 11/9/2013, YM or 2% of the current balance on or before 11/9/2014 and YM or 1% of the current balance on or before 12/31/2015. Prepayment without penalty permitted 60 days prior to Maturity Date provided no event of default.

Subordinate Debt:           The Borrower has the option of placing a second
                            mortgage lien on the property to secure a line of credit from an institutional lender up to a maximum mortgage amount of $3,000,000. This option may be exercised if the property has a DSCR of 1.30x.


---------------------------
1.  Overall occupancy percentage as of 11/1/2003. In-line occupancy is 97.2%.
2.  Based on appraisal dated as of 12/31/2003.
3.  As of the Cut-Off Date.
4. Calculated based on the underwritten net cash flow of $3,949,313 and actual debt constant of 9.485%.

--------------------------------------------------------------------------------
[UBS LOGO OMITTED]                      30                       LEHMAN BROTHERS

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

OTHER SIGNIFICANT MORTGAGE LOAN CHARACTERISTICS

---------------------------------------------------------------------------------------------------------------------------
                                            OTHER SIGNIFICANT MORTGAGE LOANS
---------------------------------------------------------------------------------------------------------------------------
                                                                                    PERCENT OF
                                                                 CUT-OFF DATE    INITIAL MORTGAGE       U/W
            NAME                             PROPERTY TYPE          BALANCE        POOL BALANCE       DSCR(1)       LTV(2)
---------------------------------------------------------------------------------------------------------------------------
Penn Mutual                             Office                   $60,000,000           4.2%            1.71x        73.2%
---------------------------------------------------------------------------------------------------------------------------
Passaic Street Industrial Park          Industrial / Warehouse   46,217,937            3.2             1.27         73.4
---------------------------------------------------------------------------------------------------------------------------
Market Place at Four Corners            Anchored Retail          39,930,042            2.8             1.27         79.7
---------------------------------------------------------------------------------------------------------------------------
Kurtell Office Portfolio(3)             Office                   30,000,000            2.1             1.26         74.9
---------------------------------------------------------------------------------------------------------------------------
The Pan Am Building                     Office                   29,000,000            2.0             1.43         76.3
---------------------------------------------------------------------------------------------------------------------------
TOTALS/WEIGHTED AVERAGE:                --                       $205,147,979         14.4%            1.42x        75.2%
---------------------------------------------------------------------------------------------------------------------------








--------------------------------
1. Calculated based on underwritten net cash flow and actual debt service constant.
2.  Calculated based on Cut-Off Date balance and related appraised value.
3. The Kurtell Office Portfolio consists of six office properties: Bellevue Medical Center, Lebanon Medical Center, Mallory Lane Medical Building, Cool Springs Surgery Center, Harpeth Medical Center and Orlando Surgery Center.

--------------------------------------------------------------------------------
[UBS LOGO OMITTED]                      31                       LEHMAN BROTHERS

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

PENN MUTUAL

Cut-Off Date Balance:    $60,000,000

Interest Rate:           5.3604%

Maturity Date:           9/11/2008

Term to Maturity:        5 years

Amortization:            Interest Only

Sponsor:                 Broadway Real Estate Partners LLC and Lehman Brothers
                         Inc.

Property:                Three interconnected Class A office buildings
                         containing 849,516 square feet of rentable area.

Location:                Philadelphia, Pennsylvania

Years Built:             1914, 1972; renovated 1989-1991, 1997

Occupancy(1):            86.9% leased

Major Tenants:           The building has 28 different tenants.

                                                                                Approx. % of
                         Tenant                                  Square Feet      Base Rent      Lease End Date
                         ------                                  -----------      ---------      --------------
                         Lippencott Williams & Wilkins, Inc.       135,107          15.4%           12/6/2009
                         Beneficial Savings Bank                    89,363          11.0%           3/31/2011
                         American Board of Internal Medicine        71,632           8.4%          10/31/2013
                         BDP International, Inc.                    56,012           5.7%           5/31/2009







-------------------------
1.  As of 11/30/2003.

--------------------------------------------------------------------------------
[UBS LOGO OMITTED]                      32                       LEHMAN BROTHERS

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS


PENN MUTUAL (CONT.)

Appraised Value(1):           $82,000,000

LTV(1)(2):                    73.2%

U/W DSCR(2)(3):               1.71x

Reserves:                     On-going for taxes, insurance and replacement
                              reserves. $3.5 million upfront rollover reserve.

Lockbox:                      Hard

Prepayment/Defeasance:        Defeasance beginning two years after
                              securitization. Prepayment without penalty permitted three months prior to Maturity Date.









--------------------------
1.  Based on appraisal dated 6/25/2003.
2.  As of the Cut-Off Date.
3. Calculated based on underwritten net cash flow of $5,579,578 and actual debt constant of 5.435%.

--------------------------------------------------------------------------------
[UBS LOGO OMITTED]                      33                       LEHMAN BROTHERS

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

PASSAIC STREET INDUSTRIAL PARK

Cut-Off Date Balance:    $46,217,937

Interest Rate:           6.650%

Maturity Date:           12/11/2013

Term to Maturity:        10 years

Amortization:            30 years

Sponsor:                 Rubin Schron and Abraham Fruchthandler

Property:                Industrial/Warehouse complex comprised of 2,110,719
                         total square feet

Location:                Wood-Ridge, New Jersey

Year Built:              1942-1951; renovated 1980

Occupancy(1):            93.4%

                                                                            Approx. %
Major Tenants:           Tenant                            Square Feet    of Base Rent     Lease End Date
                         ------                            ----------     ------------     --------------
                         Rose Art Industries, Inc.           623,970          33.8%          03/31/2007
                         DeLonghi America, Inc.              251,572          11.4%          11/30/2012(2)
                         Outwater Plastics, Inc.             210,693          10.2%          04/30/2007
                         Fabrite Laminating Corporation      172,172           7.1%          03/31/2006
                         Mailco, Inc.                        139,140           6.2%          12/31/2007






----------------------------
1.  As of 12/9/2003.
2. Tenant has the right to terminate the lease on the last day of the seventh year of the loan (11/30/2009), with six months notice.

--------------------------------------------------------------------------------
[UBS LOGO OMITTED]                      34                       LEHMAN BROTHERS

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

PASSAIC STREET INDUSTRIAL PARK (CONT.)

Appraised Value(1):                $63,000,000

LTV(1)(2):                         73.4%

U/W DSCR(2)(3):                    1.27x

Reserves:                          On-going for taxes, insurance, TI/LC and
                                   CapEx. Up-front TI/LC reserves of $2,000,000.

Lockbox:                           Hard

Prepayment/Defeasance:             Yield Maintenance beginning two years after
                                   securitization. Prepayment without penalty permitted 90 days prior to Maturity Date.

Partial Release of Collateral:     Borrower shall be permitted to release three
                                   portions of the parcel (the Outwater Parcel, the Lion Trading Parcel, and/or the Parking
                                   Parcel), provided that the borrower complies with lender's conditions to such release including payment of a specified release price and DSCR and LTV tests.


-------------------------
1.  Based on appraisal dated as of 11/10/2003.
2.  As of the Cut-Off Date.
3. Calculated based on underwritten net cash flow of $4,538,140 and actual debt constant of 7.704%.

--------------------------------------------------------------------------------
[UBS LOGO OMITTED]                      35                       LEHMAN BROTHERS

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

MARKET PLACE AT FOUR CORNERS

Cut-Off Date Balance:         $39,930,042

Interest Rate:                6.200%

Maturity Date:                11/11/2013

Term to Maturity:             10 years

Amortization:                 30 years

Sponsor:                      Bert L. Wolstein

Property:                     Community center with 470,718 square feet of gross
                              leasable area

Location:                     Bainbridge Township, Ohio

Years Built:                  2000-2003

Major Tenants(1):             Wal-Mart (141,182 square feet; lease expiration
                              12/31/2022; credit rating of AA/Aa2); Kohl's
                              (86,584 square feet; lease expiration 1/31/2022;
                              credit rating of A-/A3); Marshall's (30,100 square feet; lease expiration 9/30/2012; credit rating of A+/A2); Babies R Us (30,606 square feet; lease expiration 1/31/2013; credit rating of BB+/Baa3);
                              and Dick's Sporting Goods (50,000 square feet;
                              lease expiration 1/31/2018; NR/NR)









-------------------------
1. Credit ratings are by S&P and Moody's, respectively, and may reflect the rating of the parent if tenant company is not rated. The center opened in late 2002 and most tenants did not commence business until 2003.

--------------------------------------------------------------------------------
[UBS LOGO OMITTED]                      36                       LEHMAN BROTHERS

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

MARKET PLACE AT FOUR CORNERS (CONT.)

Top Five In-Line Tenants:     Tenant                    Square Feet     Lease End Date
                              ------                    -----------     --------------
                              Linens n' Things             33,123         1/31/2019
                              Michael's                    21,300         2/28/2011
                              PETsMART                     19,235         1/31/2018
                              Kentucky Fried Chicken        2,400         9/30/2012
                              McDonald's               1.71 Acres(1)     10/31/2021

Occupancy(2):                 95.9%

Appraised Value(3):           $50,100,000

LTV(3)(4):                    79.7%

U/W DSCR(4)(5):               1.27x

Reserves:                     On-going for taxes, insurance, and rollover and
                              replacement

Lockbox:                      Springing

Prepayment/Defeasance:        Defeasance beginning the later of four years past
                              origination or two years and one day past the date of securitization.







--------------------------
1. McDonald's is an outparcel tenant who leases its pad but owns its store, which is not part of the collateral.
2.  As of 11/19/2003.
3.  Based on appraisal dated 8/13/2003.
4.  As of the Cut-Off Date.
5. Calculated based on underwritten net cash flow of $3,730,775 and an actual debt constant of 7.350%.



--------------------------------------------------------------------------------
[UBS LOGO OMITTED]                      37                       LEHMAN BROTHERS

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

KURTELL OFFICE PORTFOLIO

Cut-Off Date Balance:    $30,000,000

Interest Rate:           6.140%

Maturity Date:           1/11/2014

Term to Maturity:        10 Years

Amortization:            30 years

Sponsor:                 Kurt & Marilyn Wallach

Property:                Six medical office buildings totaling 211,558 square
                         feet: Bellevue Medical Center (41,033 square feet),
                         Lebanon Medical Center (28,239 square feet), Mallory
                         Lane Medical Building (44,556 square feet), Cool
                         Springs Surgery Center (54,248 square feet), Harpeth
                         Medical Center (23,482 square feet) and Orlando Surgery
                         Center (20,000 square feet)

Location:                Nashville, TN (Bellevue Medical Center), Lebanon, TN
                         (Lebanon Medical Center), Franklin, TN (Mallory Lane
                         Medical Building), Franklin, TN (Cool Springs Surgery
                         Center), Brentwood, TN (Harpeth Medical Building) and
                         Orlando, FL (Orlando Surgery Center)

Years Built:             1987 and 1997 (Bellevue Medical Center); 2001 (Lebanon
                         Medical Center); 1996 (Mallory Lane Medical Building);
                         1999 (Cool Springs Surgery Center); 2001 (Harpeth
                         Medical Center); 1996 (Orlando Surgery Center)










--------------------------------------------------------------------------------
[UBS LOGO OMITTED]                      38                       LEHMAN BROTHERS

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

KURTELL OFFICE PORTFOLIO (CONT.)

Occupancy(1):            94.7%

Major Tenants:           The portfolio has 43 tenants and, excluding the top
                         three tenants, no tenant represents more than 4.0% of the total base rent.

                                                                           Square     Approx. % of
                         Tenant                                             Feet        Base Rent      Lease End Date
                         ------                                             ----        ---------      --------------
                         Ambulatory Surgery Center of Cool Springs, LLC    20,644         12.3%          05/31/2010
                         Vanderbilt University                             20,506         11.1%          06/30/2010
                         Orlando Surgery Center II, Ltd.                   20,000         10.2%          07/31/2013
                         Brentwood Children's Clinic, PC                    8,020          4.0%          10/31/2006
                         The Heart Group PLLC                               7,854          3.7%          06/30/2007

Appraised Value(2):      $40,050,000

LTV(2)(3):               74.9%

U/W DSCR(3)(4):          1.26x

Reserves:                On-going for taxes, insurance, TI/LC and CapEx.

Lockbox:                 Hard

Prepayment/Defeasance:   Defeasance beginning two years after securitization.
                         Prepayment without penalty permitted 30 days prior to Maturity Date.

-------------------------
1.  As of 12/15/2003.
2. Based on appraisals dated as follows: 9/23/2003 (Harpeth Medical Center), 9/24/2003 (Mallory Lane Medical Building), 9/25/2003 (Bellevue Medical Center, Lebanon Medical Center), 9/26/2003 (Cool Springs Surgery Center), and 10/14/2003 (Orlando Surgery Center).
3.  As of the Cut-Off Date.
4. Calculated based on underwritten net cash flow of $2,764,486 and actual debt constant of 7.303%.

--------------------------------------------------------------------------------
[UBS LOGO OMITTED]                      39                       LEHMAN BROTHERS

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

THE PAN AM BUILDING

Cut-Off Date Balance:    $29,000,000

Interest Rate:           5.360%

Maturity Date:           1/11/2009

Term to Maturity:        5 years

Amortization:            30 years

Sponsor:                 Jay H. Shidler

Property:                17-story Class B office building comprised of 204,179
                         square feet

Location:                Honolulu, Hawaii

Year Built:              1966; renovations ongoing

Occupancy(1):            90.5%

Major Tenants:           The building has 84 tenants with no tenant representing
                         more than 9.1% of the total base rent.

                                                                             Approx. %                        Ratings
                         Tenant                              Square Feet   of Base Rent   Lease End Date   S&P/Moody's(3)
                         ------                              -----------   ------------   --------------   --------------
                         Royal State Financial Corporation      16,202         9.1%         10/31/2006          NR
                         ISDI                                   13,416         6.4%         10/31/2007          NR
                         DTG (Dollar Systems)                   10,335         5.2%         5/31/2005           NR
                         State of Hawaii                         9,892         4.9%         4/30/2006(2)      AA-/Aa3
                         American Savings Bank                  14,225         3.6%         12/1/2029(2)     BBB-/Baa3



----------------------
1.  As of 12/1/2003.
2.  American Savings Bank occupies multiple spaces. Lease expiration details:
    American Savings Bank (11,716 square feet on 12/1/2029; 2,509 square feet on 12/7/2005). In addition, the State of Hawaii has the unconditional right to terminate its lease with 90 days written notice.
3. Credit ratings are by S&P and Moody's, respectively, and may reflect the rating of the tenant or a guarantor under the lease.

--------------------------------------------------------------------------------
[UBS LOGO OMITTED]                      40                       LEHMAN BROTHERS

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

THE PAN AM BUILDING (CONT.)

Appraised Value(1):      $38,000,000

LTV(1)(2):               76.3%

U/W DSCR(2)(3):          1.43x

Reserves:                On-going for taxes, insurance, TI/LC's and CapEx.
                         Upfront escrow of $92,500 (six months rent) held until ISDI has paid all rent due on or before the date such rent is due three consecutive months.

Lockbox:                 Hard

Prepayment/Defeasance:   Defeasance beginning two years after securitization.
                         Prepayment without penalty permitted three months prior to Maturity Date.












-----------------------------
1.  Based on appraisal dated as of 11/15/2003.
2.  As of the Cut-Off Date.
3. Calculated based on underwritten net cash flow of $2,777,230 and actual debt constant of 6.708%.


--------------------------------------------------------------------------------
[UBS LOGO OMITTED]                      41                       LEHMAN BROTHERS

--------------------------------------------------------------------------------
                                                                  SUMMARY POINTS

Summary Points
--------------------------------------------------------------------------------
                                                                  SUMMARY POINTS

o Weighted average DSCR of 1.62x(1); weighted average Cut-Off Date LTV of 68.5%(1)

o The significant mortgage loans discussed in this presentation have a weighted average DSCR of 1.78x(1) and a weighted average Cut-Off Date LTV of 65.1%(1) and collectively represent 58.7% of the initial mortgage pool balance

o   Institutional sponsorship and repeat borrowers

o Office, anchored retail, regional mall, industrial/warehouse, multifamily(2) and Investment Grade Loans comprise 94.2% of the initial mortgage pool balance

o Geographically diversified with properties located in 28 states and the District of Columbia

o 96.5% of the loans have ongoing reserves for replacements, 98.3% for taxes and 95.4% of such loans have ongoing reserves for insurance(3)

o   97.7% of the initial mortgage pool balance have cash management systems

o Established relationship between Lehman Brothers and UBS Investment Bank - this transaction marks the 22nd overall transaction between Lehman Brothers and UBS Investment Bank since early 2000






----------------------------
1. Includes the UBS Center - Stamford loan, which was underwritten to a 1.00x DSCR and an 87.7% LTV, based on the NNN lease currently in place with UBS AG (rated AA+/Aa2 by S&P/Moody's, respectively).
2. Multifamily component includes mobile home park properties representing 3.1% of the aggregate pool.
3. As of the Cut-Off Date; excludes the Investment Grade Loans. In some instances where there are no tax escrows, certain creditworthy tenants are permitted to pay taxes directly and are subsequently deemed to have escrows. In some instances where there are no insurance escrows, certain creditworthy tenants are permitted to maintain insurance or self-insure and are subsequently deemed to have escrows.

--------------------------------------------------------------------------------
[UBS LOGO OMITTED]                      42                       LEHMAN BROTHERS

--------------------------------------------------------------------------------
                                                              INVESTOR REPORTING

Investor Reporting
--------------------------------------------------------------------------------
                                                              INVESTOR REPORTING

Updated collateral summary information will be a part of the monthly remittance report in addition to detailed P&I payment and delinquency information. Quarterly NOI and occupancy data, to the extent delivered by the borrowers, will be available to Certificateholders through the Trustee. The following is a list of all the reports that will be available to Certificateholders: Investor Reporting

      NAME OF REPORT                             DESCRIPTION (INFORMATION PROVIDED)
      ------------------------------------------------------------------------------------------------------
1     Distribution Date Statements               Principal and interest distributions, principal balances

2     Mortgage Loan Status Report                Portfolio stratifications

3     Comparative Financial Status Report        Revenue, NOI, DSCR to the extent available

4     Delinquent Loan Status Report              Listing of delinquent Mortgage Loans

5     Historical Loan Modification Report        Information on modified Mortgage Loans

6     Historical Liquidation Report              Net liquidation proceeds and realized losses

7     REO Status Report                          NOI and value of REO

8     Servicer Watch List                        Listing of loans in jeopardy of becoming specially serviced

9     Loan Payoff Notification Report            Listing of loans that have given notice of intent to payoff






--------------------------------------------------------------------------------
[UBS LOGO OMITTED]                      43                       LEHMAN BROTHERS

--------------------------------------------------------------------------------
                                                                        TIMELINE

Timeline
--------------------------------------------------------------------------------
                                                                        TIMELINE


DATE                        EVENT
--------------------------------------------------------------------------------
Week of January 12, 2004    Structural & Collateral Term Sheets Available/
                            Presale Reports Available on Rating Agency Websites/
                            Road Shows/ Investor Calls/
                            Preliminary Prospectus Supplement Available
--------------------------------------------------------------------------------
Week of January 19, 2004    Pricing
--------------------------------------------------------------------------------
Week of February 2, 2004    Closing












--------------------------------------------------------------------------------
[UBS LOGO OMITTED]                      44                       LEHMAN BROTHERS